UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2006


                                 033-75706

                          (Commission File Number)

                          BPC HOLDING CORPORATION

           (Exact name of registrant as specified in its charter)


             DELAWARE                         35-1814673

 (State or other jurisdiction of           (I.R.S. Employer
  incorporation or organization)        Identification Number)


                         BERRY PLASTICS CORPORATION

           (Exact name of registrant as specified in its charter)

             DELAWARE                                  35-1813706

 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                  Identification Number)

        101 OAKLEY STREET
       EVANSVILLE, INDIANA                               47710

 (Address of principal executive                       (Zip Code)
             offices)

                               (812) 424-2904

            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

THIRD SUPPLEMENTAL INDENTURE

     On July 24, 2006, Berry Plastics Corporation entered into a third supplemental indenture, dated as of July 24, 2006, to the Indenture dated July 22, 2002, as amended, among Berry Plastics Corporation, the note guarantors party thereto and U.S. Bank Trust National Association, as Trustee. Pursuant to this third supplemental indenture, additional note guarantors, each an indirect subsidiary of Berry Plastics Corporation, which is a wholly owned subsidiary of BPC Holding Corporation, agreed to jointly and severally, unconditionally guarantee Berry Plastics Corporation's obligations under the 10-3/4% Senior Subordinated Notes due 2012 on the terms and subject to the conditions set forth in the Indenture relating thereto. A copy of the third supplemental indenture is attached to this current report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The description of the material terms of the third supplemental indenture is qualified in its entirety by reference to such exhibit.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     The disclosure provided by Berry Plastics Corporation pursuant to Item
1.01 above is incorporated into this Item 3.03 by reference.

ITEM 8.01. OTHER EVENTS.

     On July 25, 2006, Berry Plastics Corporation issued a press release announcing the commencement of a cash tender offer for any and all of its outstanding $335 million of 10-3/4% Senior Subordinated Notes due 2012, a copy of which is attached to this current report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c) The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

        Exhibit     Description

          4.1 Third Supplemental Indenture, dated as July 24, 2006, to the Indenture dated July 22, 2002 as amended, among Berry Plastics Corporation, the note guarantors party thereto and U.S. Bank Trust National Association, as Trustee.

          99.1      Press release dated July 25, 2006.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

     Dated: July 27, 2006.

                                   BPC Holding Corporation
                                   Berry Plastics Corporation

                                   By: /s/ JAMES M. KRATOCHVIL
                                       ------------------------
                                       James M. Kratochvil
                                       Executive Vice President, Chief
                                       Financial Officer, Treasurer and
                                       Secretary of the entities listed above

                               EXHIBIT INDEX

             Exhibit         Description

               4.1 Third Supplemental Indenture, dated as July 24, 2006, to the Indenture dated July 22, 2002 as amended, among Berry Plastics Corporation, the note guarantors party thereto and U.S. Bank Trust National Association, as Trustee.

               99.1           Press release dated July 25, 2006.